Class A Shares ANGLX	Class T Shares ANGTX	Class C Shares ANGCX	Institutional Class Shares ANGIX	Summary Prospectus May 31, 2018
Angel Oak Multi-Strategy Income Fund www.angeloakcapital.com

Before you invest, you may want to review the Angel Oak Multi-Strategy Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information dated May 31, 2018, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.angeloakcapital.com/resources. You can also get this information at no cost by calling the Fund toll-free at (855) 751-4324 or by sending an e-mail request to investorrelations@angeloakcapital.com.

Investment Objective

The investment objective of the Angel Oak Multi-Strategy Income Fund (the “Fund”) is current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares or $250,000 in Class T shares of the Fund. More information about these and other discounts or waivers is available from your financial professional, in the sections “Sales Charges—Class A Shares” and “Sales Charges—Class T Shares” on pages 45–48 of the Prospectus, and in Appendix A—Waivers and Discounts Available from Intermediaries.

Shareholder fees (fees paid directly from your investment)	Class A	Class T	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	0.00%
Other Expenses	0.22%	0.22%[3]	0.22%	0.22%
Acquired Fund Fees and Expenses…………………………………………	0.01%	0.01%[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	1.37%	2.12%	1.12%
Plus Recoupment of Fee Waiver/Expense Reimbursement[4]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Recoupment of Fee Waiver/Expense Reimbursement[4]	1.41%	1.41%	2.16%	1.16%

[1]
There is no initial sales charge on purchases of Class A shares of $1 million or more, however, a contingent deferred sales charge of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase.

[2]	The Fund charges this fee on Class C shares redeemed within one year of purchase.
[3]	“Other Expenses” and “Acquired Fund Fees and Expenses” for Class T shares are estimated for the current fiscal year.
[4]
Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.99% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2019. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Limit for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$365	$653	$962	$1,838
Class T shares	$390	$677	$985	$1,858
Class C shares	$322	$668	$1,143	$2,455
Institutional Class shares	$118	$360	$621	$1,367

If you do not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$365	$653	$962	$1,838
Class T shares	$390	$677	$985	$1,858
Class C shares	$219	$668	$1,143	$2,455
Institutional Class shares	$118	$360	$621	$1,367

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2018, the portfolio turnover rate for the Fund was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in mortgage-backed and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the market place. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities. The Fund may also invest up to 20% of its net assets in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. CLOs are similar to collateralized mortgage obligations (“CMOs”) (described below), but differ as to the type of underlying loan.

Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as CMOs).

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”). Under normal circumstances, the Fund will concentrate its investments (i.e., invest more than 25% of its total assets (measured at the time of purchase)) in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.

The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.

The Fund may also invest in the securities of other investment companies (including those that are part of the same group of investment companies as the Fund) that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation.

The Fund may invest up to 15% of its net assets in illiquid securities.

In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including structured products, swaps (including credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and reverse repurchase agreements.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•
Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund.

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CLO and Collateralized Debt Obligations (“CDOs”) Risks. CLOs and other CDOs are subject to the typical risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a CLO or other CDO depend largely on the type of the collateral securities and the class of the CLO or other CDO in which the Fund invests. Such collateral may be insufficient to meet payment obligations and the class of the CLO or other CDO may be subordinate to other classes. CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain CLOs and other CDOs may be characterized by the Fund as illiquid securities. In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the CDO’s manager may perform poorly.

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Concentration in Certain Mortgage-Backed Securities Risk. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

o
Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

o
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

o
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

•	Extension Risk. When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

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Fixed-Income Instruments Risks. The Fund will invest in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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General Market Risk.  The capital markets may experience periods of disruption, instability and volatility. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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High-Yield Securities Risks. High-yield securities (also known as junk bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

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Illiquid Securities Risks. The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

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Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

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Liquidity and Valuation Risks. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to sell securities for what the Adviser believes is the appropriate price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity and for investments that trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and therefore particularly prone to these risks.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

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Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies, which may include those that are part of the same group of investment companies as the Fund (“affiliated underlying funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, the Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and the Fund’s portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. A Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

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Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

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Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

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Structured Products Risks. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

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U.S. Government Securities Risks. U.S. Government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S. government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

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Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Class A shares of the Fund from year-to-year. The table below shows how the Fund’s Class A, Class C, and Institutional Class average annual total returns compare over time to those of a broad-based securities market index. No performance information for Class T shares is provided because Class T shares have not been in operation for a full calendar year. Although Class T and Class A shares will have similar annual returns because they have the same total annual fund operating expenses, average annual total returns for Class T shares will be lower than those shown in the table below for Class A shares because Class T shares generally have a higher initial sales charge than Class A shares.

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.angeloakcapital.com or by calling (855) 751-4324 (toll free).

Annual Total Returns for Class A Shares (years ended December 31st)

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

The calendar year-to-date total return as of March 31, 2018 for the Fund’s Class A shares was 0.80%.  During the periods shown in the chart, the highest quarterly return was 9.04% (for the quarter ended March 31, 2012) and the lowest quarterly return was -2.51% (for the quarter ended March 31, 2016).

Angel Oak Multi-Strategy Income Fund
Average Annual Total Returns
For the period ended December 31, 2017	1 Year	5 Years	Since Inception (6/28/11)	Since Inception (8/16/12)	Since Inception (8/4/15)
Class A
– Return Before Taxes	3.06%	3.64%	7.13%	N/A	N/A
– Return After Taxes on Distributions[1]	0.87%	1.21%	4.76%	N/A	N/A
– Return After Taxes on Distributions and Sale of Fund Shares[1]	1.71%	1.64%	4.49%	N/A	N/A
Class C
– Return Before Taxes	3.71%	N/A	N/A	N/A	2.59%
Institutional Class
– Return Before Taxes	5.74%	4.39%	N/A	5.15%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	3.54%	2.10%	2.99%	2.24%	2.57%
NOTE: Class A shares commenced operations on June 28, 2011 as part of the Predecessor Multi-Strategy Income Fund and Institutional Class shares commenced operations on August 16, 2012 as part of the Predecessor Multi-Strategy Income Fund.

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only, and after-tax returns for other classes will vary.

Portfolio Management

Investment Adviser. Angel Oak Capital Advisors, LLC.

Portfolio Managers.

Sreeniwas (Sreeni) V. Prabhu, Managing Partner, Co-CEO, and Chief Investment Officer of the Adviser, has been a Portfolio Manager of the Fund since 2015.

Brad A. Friedlander, Managing Partner of the Adviser, has been a portfolio manager of the Fund since its inception in 2011.

Sam Dunlap, Managing Director and Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2015.

Berkin Kologlu, Managing Director of the Adviser, has been a portfolio manager of the Fund since 2013.

Kin Lee, Senior Portfolio Manager at the Adviser, has been a portfolio manager of the Fund since 2016.

Colin McBurnette, Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem Class A, Class C, and Institutional Class shares of the Fund on any business day by written request via mail (Angel Oak Multi-Strategy Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751 4324 (toll free) or through certain financial intermediaries. Class T shares are only available through certain financial intermediaries and may not be purchased or redeemed directly from the Fund. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class T Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Class Shares—All account types	$1,000,000	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.